SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS
27.	SUBSEQUENT EVENTS

In February 2012, the Group acquired 100% equity interest in Beijing Sunwin Technology Co., Ltd. (“Beijing Sunwin”), a China-based company providing IT consulting and solutions to companies in Chinese airline industry. Under the terms of the acquisition agreement, the Group paid an initial consideration of approximately $2,371 in cash and $1,152 in the Company’s ordinary shares. Contingent consideration will be paid based on Beijing Sunwin’s financial performance in the next three years. Over 90 professionals from Beijing Sunwin joined the Company as a result of this transaction. In addition, Beijing Sunwin has a 50% equity interest in a PRC joint venture company, namely Beijing Yunxiang Weiye Information Technology Co., Ltd. Such equity interest was also acquired as part of the transaction.

The Group is in the process of performing the purchase price allocation of this acquisition.